UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2021

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO		63105
(Address of principal executive offices)		(Zip Code)

(314) 480-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	OLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 8.01 with respect to the Supplemental Indenture (as defined below) is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 8.01 with respect to the Supplemental Indenture is incorporated herein by reference.

Item 8.01. Other Events.

On November 16, 2021, Olin Corporation (the “Company,”) announced the early tender results of its previously announced (i) cash tender offer to purchase a portion of its outstanding 9.500% Senior Notes due 2025 (the “Notes”) and (ii) the related solicitation of consents to amend the indenture governing the Notes (the “Tender Offer”).

In connection with the Tender Offer, the Company entered into a Second Supplemental Indenture (the “Supplemental Indentures”) to that certain indenture, dated as of May 19, 2020 (as previously amended, the “Indenture”), by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”). The Supplemental Indenture eliminates substantially all of the restrictive covenants and certain events of default contained in the Indenture.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is filed herewith as Exhibit 4.1 and incorporated herein by reference.

On November 16, 2021, the Company issued a press release announcing the early tender results of the Tender Offer as of 5:00 p.m., New York City time, on November 15, 2021. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
4.1	Second Supplemental Indenture, dated as of November 15, 2021, by and between Olin Corporation and U.S. Bank National Association
99.1	Press Release issued November 16, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:	/s/ J. Matthew Martin
	Name:	J. Matthew Martin
	Title:	Assistant Secretary

Date: November 16, 2021